UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 10, 2008

CHINA ARCHITECTURAL ENGINEERING, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33709	51-05021250
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

105 Baishi Road, Jiuzhou West Avenue, Zhuhai 519070 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	0086-756-8538908

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2008, Xin Yue Jasmine Geffner resigned as Chief Financial Officer of China Architectural Engineering, Inc. (the “Company”) effective as of June 30, 2008. Wang Xin will act as the Company’s interim CFO. Wang Xin served as the Chief Financial Officer of the Company from 2001 to 2008. Wang Xin graduated from the Yunnan Finance and Economics University, Finance Department in 1984. From 1984 to 1988 she was Vice Section Chief at the Yunnan Province Finance Bureau. From 1988 to 1995 she was an instructor at Yunnan Economics and Management College, where she taught industrial accounting, financial management and other business courses. From 1995 to 2000 she was a Financial Manager at Zhuhai Advertising and Trade Exhibition Company. From 2000 to 2001 she was Financial Manager at Zhuhai Jingyu Science and Technology Equipment Company.

Ms. Geffner entered into a separation agreement on June 10, 2008 with the Company (the “Separation Agreement”) in connection with her resignation. Pursuant to the terms of the Separation Agreement, Ms. Geffner’s employment with the Company will cease on June 30, 2008. Ms. Geffner will receive any unpaid and accrued salary allowance and housing allowance and the Company will issue Ms. Geffner 70,000 shares of the Company's common stock. Ms. Geffner will also receive a separation payment of a total of HK$1,440,000, to be paid in two equal installments on June 30, 2008 and September 30, 2008, respectively. The Separation Agreement also provides for the Company's provision of medical and life insurance to Ms. Geffner until March 2009, the cessation of Ms. Geffner’s entitlement to any benefits under any equity, stock, option scheme or similar provision in her employment agreement with the Company, reimbursement of US$15,000 in relocation expenses, and payment of tax, accounting, and legal expenses to Ms. Geffner of US$5,000.

The foregoing description of the Separation Agreement is qualified in its entirety by the full text of the Separation Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 16, 2008, the Company issued a press release announcing the resignation of Xin Yue Jasmine Geffner. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information therein is incorporated herein by reference.

On June 16, 2008, the Company issued a press release announcing that it was being featured in a column in BusinessWeek. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and the information therein is incorporated herein by reference.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Separation Agreement dated June 10, 2008 by and between the Company and Xin Yue Jasmine Geffner
99.1	Press Release dated June 16, 2008 (CFO Resignation)
99.2	Press Release dated June 16, 2008 (Featured Article)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2008	CHINA ARCHITECTURAL ENGINEERING, INC.

	By:	/s/ Luo Ken Yi
	Name:	Luo Ken Yi
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Separation Agreement dated June 10, 2008 by and between the Company and Xin Yue Jasmine Geffner
99.1	Press Release dated June 16, 2008 (CFO Resignation)
99.2	Press Release dated June 16, 2008 (Featured Article)